SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported: March 29, 2005



                           CHINA NETTV HOLDINGS, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


Nevada                            000-26217                   98-0203170
------------------                ----------------           ------------------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

World Trade Center, Suite 536, 999 Canada Place, Vancouver, BC, Canada V6C 3E2
---------------------------------------------------------------------- ---------
(Address of principal executive offices)                           (Postal Code)


Registrant's telephone number, including area code:   (604) 641-1366
                                                      --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

        None

Item 1.02 Termination of a Material Definitive Agreement

        None

Item 1.03 Bankruptcy or Receivership

        None


Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

        None

Item 2.02 Results of Operations and Financial Condition

        None

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

        None

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement

        None

Item 2.05 Costs Associated with Exit or Disposal Activities

        None

Item 2.06 Material Impairments

        None


Section 3 - Securities Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

        None

Item 3.02 Unregistered Sales of Equity Securities

        None


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

Item 3.03 Material Modification to Rights of Security Holders

        None


Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Account

        None

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

        None.


Section 5 - Corporate Governance and Mangement

Item 5.01 Changes in Control of Registrant

        None

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

        None

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year

        None

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

        None

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provi-sion of the Code of Ethics.

        None

Section 6 - [Reserved]


Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

        None


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

Section 8 - Other Events

Item 8.01 Other Events

CHINA NETTV HOLDINGS INC. has acquired the Rights/Permits to conduct exploration on four additional properties lying within a 10 km radius of the Xietongmen porphyry-like deposit located some 240 km southwest of Lhasa, Tibet, China.

Xietongmen is the site, underway, of a first phase 26 holes (8,000 meters) drilling program in conjunction with Continental Minerals Corporation. Continental has an option to earn a 60% interest in Xietongmen by spending $2 million in payments and $8.0 million in property work by November 9, 2007.

China NetTV Holdings Inc. reported the results of two drill holes completed on Xietongmen during the fourth quarter of 2003. Diamond drill hole ZK301 reported a 234.6 meter intercept assaying 0.58 g/t gold and 0.47 % copper including a section of 115.6 meters assaying 0.68 g/t gold and 0.57 % copper. A second drill hole, ZK 701 reported a 206.5 meter intercept assaying 1.43 g/t gold and 0.68 % copper, including a section of 92.6 meters assaying 1.96 g/t gold and 1.02 % copper.

The four additional properties surrounding Xietongmen are known as: Zemuduola (18 sq. km.), Banongla (69.6 sq. km.), Donggapu (21.9 sq. km.) and Tangbai (41.9 sq. km.). Banongla & Donggapu are contiguous to the Xietongmen property boundary. Zemuduola & Tangbai are within 10 km of the property boundary. The four properties are at an early stage of exploration and are underlain by similar prospective geology as Xietongmen.

China NetTV Holdings Inc. is required to meet minimum annual payments totaling approximately $185,000 in order to keep the four additional properties in good standing with Chinese mining regulations. The Company may earn interests of between 60% and 80% in the properties by completing the annual payments and forming certain joint venture relationships subject to approvals from the Chinese regulators.

Based on the geological database compiled on these properties, the Company is now conducting an exploration and work program on all four properties. In addition to the exploration program, an 18 km access road is required to allow equipment to reach the site of targets (approx 5300 meters above sea level) on the Zemuduola & Donggapu properties.

Copper and gold mineralization has been reported by the Chinese geologists on some of the shear zones mapped on the Zemuduola & Donggapu properties. Two anomalous stream sediment gold values have also been identified on the Banongla property.

It has been recommended by geologists from government & Chengdu University of Technology and an independent consultant to the Company that an exploration program be conducted on the properties. The recommended work includes geological mapping, geochemical, geophysical surveillance and a trenching program. The Company will also consider a limited drilling program on mineralized zones on the Zemuduola property.

The cost of the work program is estimated to be around US$1.3 million and is expected to be completed by December 2005.


Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

        A.  Financial Statements - None

        B.  Exhibits -  10.1  Mineral Properties Lease and Option Agreement with
                              Zhuolangji Minging Investment Holdings

                        10.2 Mineral Properties Lease and Option Agreement with Xi Hua Minging Development Inc.

                        10.3 Mineral Properties Lease and Option Agreement with Jiaertong Mining Development Inc.

                        10.4 Expenditure and Investment Agreement with Zhuolangji Minging Investment Holdings Inc.

                        10.5 Expenditure and Investment Agreement with Xi Hua Minging Development Inc.

                        10.6 Expenditure and Investment Agreement with Jiaertong Mining Development Inc.





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



                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 29, 2005                China NetTV Holdings, Inc.



                                    By: /s/ Anthony Garson
                                        ----------------------------------------
                                        Anthony Garson, President/CEO












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